                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549








                                     FORM 8K
                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





                     Date of Report (Date of earliest event
                            reported) - September 21, 2000

                                 THE JPM COMPANY
             (Exact name of registrant as specified in its charter)

      Pennsylvania                   0-27738                       23-1702908
----------------------------         -----------                  -------------
(State or other jurisdiction         (Commission                  (IRS Employer
of incorporation)                    File Number)                 Identification
                                                                  Number


  155 North 15th Street, Lewisburg, Pennsylvania               17837
---------------------------------------------------------     ----------
     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code         (570) 524-8225
                                                           --------------


                                      N/A
-------------------------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant
                    Not applicable.

Item 2.           Acquisition or Disposition of Assets
                    Not applicable.

Item 3.           Bankruptcy or Receivership
                    Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                    Not applicable.

Item 5.           Other Events

                    On September 21, 2000, the Company announced the Company had secured an additional $5 million in credit availability under its bank revolving credit facility. The Company had been operating under a temporary waiver of loan convenants. With the new funds, the banks extended the waiver until December 31, 2000, which is also the termination of the revised credit facility.

Item 6.           Resignation of Registrant's Directors
                    Not applicable.

Item 7.           Financial Statements and Exhibits

                  Exhibits

                    99 (i). News release announcing the modifications to the Company's revolving credit facility.

Item 8.           Change in Fiscal Year
                    Not applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulations
                    Not applicable






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   THE JPM COMPANY


                                                   /s/ John H. Mathias
                                                   ---------------------
                                                   John H. Mathias
                                                   Chairman and Chief Executive
                                                   Officer

Date:    September 27, 2000